SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report:  April 9, 1999

                           POTLATCH CORPORATION

          (Exact name of registrant as specified in its charter)

   Delaware                  1-5313                 82-0156045
---------------         ----------------      ----------------------
(State of other         (Commission File         (I.R.S. Employer
jurisdiction of              Number)          Identification Number)
incorporation)

  601 W. Riverside Avenue, Suite 1100, Spokane, WA            99201
  ------------------------------------------------         ----------
     (Address of principal executive offices)              (zip code)

        Registrant's telephone number, including area code:
                           509-835-1500

Item 5.  Other Events

    On April 2, 1999, the Idaho Supreme Court vacated the $95 million judgment awarded to Potlatch Corporation (the "Company") in 1997 in its lawsuit against Beloit Corporation ("Beloit") for damages resulting from defects associated with a pulp washer system that was installed in the Company's Lewiston, Idaho, pulp mill. The case was remanded to the District Court of the State of Idaho, Nez Perce County, for a new trial. No trial date has been set.

    In its ruling, the Idaho Supreme Court did not decide the merits of the Company's case. The Company intends to continue to pursue its claims against Beloit.


                            SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                 POTLATCH CORPORATION
                                                     (Registrant)


Date:  April 9, 1999                         By: /s/BETTY R. FLESHMAN
                                                 --------------------
                                                  Betty R. Fleshman
                                                      Secretary
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